UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

Tekoil & Gas Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25025 I-45 North, Suite 525, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 364-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 27, 2007, the Company issued a press release announcing the Company’s production enhancements and 2008 field development plans in connection with its Red Fish Reef Field located in Galveston Bay, Texas. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	—	Press Release of Tekoil & Gas Corporation, dated November 27, 2007, announcing Production Enhancements and 2008 Field Development Plans. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: December 4, 2007	/s/ Gerald Goodman
Gerald Goodman
Chief Financial Officer